Kensington Active Advantage Fund
Schedule of Investments
as of March 31, 2024 (Unaudited)

EXCHANGE-TRADED FUND - 97.4%	Shares	Value
Invesco QQQ Trust Series 1(a)(b)	6,410	$2,846,104
iShares Broad USD High Yield Corporate Bond ETF(a)(b)	82,850	3,031,481
JPMorgan Income ETF	38,250	1,742,670
Vanguard S&P 500 ETF(b)	6,170	2,965,919
Vanguard Total Stock Market ETF	1,475	383,353
TOTAL EXCHANGE-TRADED FUND (Cost $9,904,128)		10,969,527

SHORT-TERM INVESTMENTS - 9.0%
Investments Purchased with Proceeds from Securities Lending - 9.0%	Shares
Mount Vernon Liquid Assets Portfolio, LLC, 4.93%(c)	1,020,165	1,020,165
TOTAL SHORT-TERM INVESTMENTS (Cost $1,020,165)		1,020,165

TOTAL INVESTMENTS - 106.4% (Cost $10,924,293)		$11,989,692
Money Market Deposit Account - 2.2%(d)		243,284
Liabilities in Excess of Other Assets - (8.6)%		(970,373)
TOTAL NET ASSETS - 100.0%		$11,262,603

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of March 31, 2024. The total market value of these securities was $998,261 which represented 8.9% of net assets.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	The rate shown represents the 7-day effective yield as of March 31, 2024.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily.
The rate as of March 31, 2024 was 5.24%.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2024. See the Schedule of Investments for an industry breakout.

Kensington Active Advantage Fund

	Level 1	Level 2	Level 3	Total
Assets:
Exchange-Traded Fund	$10,969,527	–	–	$10,969,527
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	1,020,165
Total Assets	$10,969,527	–	–	$11,989,692

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.